FOURTH AMENDMENT TO
AGREEMENT OF SALE

THIS FOURTH AMENDMENT TO AGREEMENT OF SALE (the “Amendment”) is entered into as of the 21 day of October, 2013, between THREE WM REAL ESTATE, LLC, THREE WM OPERATING, LLC, FOUR WM REAL ESTATE, LLC, FOUR WM OPERATING, LLC, each a Delaware limited liability company (individually and collectively, the “Seller”) and WOODBURY MEWS III URBAN RENEWAL, LLC (f/k/a WOODBURY MEWS III, LLC), Woodbury Mews IV Urban Renewal, LLC (f/k/a WOODBURY MEWS IV, LLC), Woodbury Mews Urban Renewal Land Parcels, LLC (f/k/a WOODBURY MEWS LAND PARCELS, LLC) and WM Land Urban Renewal TRS, LLC (each a Delaware limited liability company (individually and collectively, the “Purchaser”).

RECITALS:

A.           Seller and Purchaser are parties to that certain Agreement of Sale dated June 26, 2013, as amended (collectively, the “Agreement”), pursuant to which Seller agreed to sell, and Purchaser agreed to purchase, certain real property located at 122 and 124 Green Avenue, Woodbury, New Jersey, as more particularly described in the Agreement.

B.           Seller and Purchaser desire to amend the Agreement, upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS:

1.     Recitals, Definitions. The foregoing recitals are true and correct and are incorporated herein by reference. Capitalized but undefined terms used in this Amendment shall have the meanings given to them in the Agreement.

1.     The Definition of “Purchaser”. In order to reflect Purchaser’s updated organizational structure and the amendment to the legal name of the Purchasers, all references in the Agreement to “Purchaser” shall now refer to: WOODBURY MEWS III URBAN RENEWAL, LLC (f/k/a WOODBURY MEWS III, LLC), Woodbury Mews IV Urban Renewal, LLC (f/k/a WOODBURY MEWS IV, LLC), Woodbury Mews Urban Renewal Land Parcels, LLC (f/k/a WOODBURY MEWS LAND PARCELS, LLC) and WM Land Urban Renewal TRS, LLC.

2.     Purchase Price (a) Section 2(a) of the Agreement is hereby amended to read as follows (additions are shown as double-underlined and deletions are shown as ~~struck through~~):

The purchase price (the “Purchase Price”) for the Property shall be THIRTY EIGHT MILLION ONE HUNDRED TWENTY SIX THOUSAND AND ONE HUNDRED FIFTY SIX DOLLARS ($38,126,156.00) ~~THIRTY NINE MILLION and 00/100 DOLLARS ($39,000,000.00)~~, subject to prorations and the adjustments expressly set forth in this Agreement; ~~provided, however, that if the City adopts a reallocation of the payments under the PILOT Agreement, then the Purchase Price shall be reduced by the PILOT Price Adjustment (as hereinafter defined). The “PILOT Price Adjustment” shall be calculated as follows: (i) the net increase in the annual payments under the PILOT Agreement adopted by the City with respect to Lots 2, 3, 4 and 5 for 2013 shall be divided by 0.077; and (ii) the sum of $30,000 shall be subtracted from the quotient calculated pursuant to clause (i) of this sentence~~. Prior to the expiration of the Due Diligence Period, Seller and Purchaser shall agree on a reasonable allocation of the Purchase Price payable for each individual property described on Exhibit A-2 (each, an “Individual Property”) which shall be allocated in the form set forth on Exhibit B (each such allocated portion, an “Allocated Purchase Price”). In addition, Seller and Purchaser shall agree on a reasonable further allocation of the Purchase Price as between (a) the Land and the Improvements, (b) the Personalty, and (c) the Intangibles prior to the expiration of the Due Diligence Period.

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3.    Exhibits. Seller and Purchaser acknowledge that they have agreed upon the price allocation attached to this Amendment as Exhibit B which exhibit is hereby incorporated into the Agreement.

4.    Effect of Amendment. To the extent any provisions contained herein conflict with the Agreement or any other agreements between Seller and Buyer, oral or otherwise, the provisions contained herein shall supersede such conflicting provisions contained in the Agreement or other agreements. Except as specifically modified by this Amendment, the Agreement remains in full force and effect and is in all events ratified, confirmed and approved.

5.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument. Delivery of signatures by e-mail or facsimile shall be valid and binding.

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IN WITNESS WHEREOF, the Purchaser has executed this Amendment on the date first above written.

PURCHASER:

Woodbury Mews III Urban Renewal, LLC

By:	/s/ John Mark Ramsey
Name: John Mark Ramsey
Its: Authorized Signatory

WOODBURY MEWS IV URBAN RENEWAL, LLC

By:	/s/ John Mark Ramsey
Name: John Mark Ramsey
Its: Authorized Signatory

Woodbury Mews URBAN RENEWAL Land Parcels, LLC

By:	/s/ John Mark Ramsey
Name: John Mark Ramsey
Its: Authorized Signatory

WM LAND URBAN RENEWAL TRS, LLC

By:	/s/ John Mark Ramsey
Name: John Mark Ramsey
Its: Authorized Signatory

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IN WITNESS WHEREOF, the Seller has executed this Amendment on the date first above written.

SELLER:

THREE WM REAL ESTATE, LLC, a Delaware limited liability company

By:	WMRE THREE, LLC, a Delaware limited liability company, its sole member and manager

	By:	CHG WMRE, LLC, a Delaware limited
liability company, its manager

By: /s/ Ken Assiran
Name: Ken Assiran
Title: President

THREE WM OPERATING, LLC,
a Delaware limited liability company

By:	WMRE THREE, LLC, a Delaware limited liability company, its sole member and manager

	By:	CHG WMRE, LLC, a Delaware limited
liability company, its manager

By: /s/ Ken Assiran
Name: Ken Assiran
Title: President

[SIGNATURES CONTINUE ON FOLLOWING PAGE.]

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SELLER:

FOUR WM REAL ESTATE, LLC, a Delaware limited liability company

By:	WMRE FOUR, LLC, a Delaware limited liability company, its sole member and manager

	By:	CHG WMRE, LLC, a Delaware limited
liability company, its manager

By: /s/ Ken Assiran
Name: Ken Assiran
Title: President

FOUR WM OPERATING, LLC,
a Delaware limited liability company

By:	WMRE FOUR, LLC, a Delaware limited liability company, its sole member and manager

	By:	CHG WMRE, LLC, a Delaware limited
liability company, its manager

By: /s/ Ken Assiran
Name: Ken Assiran
Title: President

EXHIBIT B

PURCHASE PRICE ALLOCATION

Facility	Amount
Three Facility	$22,251,694
Four Facility	$14,834,462
Adjacent Parcels	$1,040,000
Lots 1&6	$940,000
Lots 4&5	$100,000
TOTAL PURCHASE PRICE	$38,126,156

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